Exhibit 10.6

Exclusive Option Agreement

This Exclusive Option Agreement (this “Agreement”) is entered into in Beijing, the People’s Republic of China (“China”) on October 18, 2023 by and among:

Party A:	Beijing YIMUTIAN Network Technology Co., Ltd.

Address:	Room A602A, 6/F, Block A, Building B-6, Dongsheng Technology Park, Zhongguancun, No.66 Xixiaokou Road, Haidian District, Beijing

Party B:	Deng Jinhong
ID Card No.: ***

Ji Jiefang
ID Card No.: ***

Liu Zhijia
ID Card No.: ***

Song Bailin
ID Card No.: ***

Zhou Yahui
ID Card No.: ***

Gao Haiyan
ID Card No.: ***

Zhou Mi
ID Card No.: ***

Liu Min
ID Card No.: ***

Party C:	Beijing Yimutian Xinnong Network Co., Ltd.

Address:	Room A602B, 6/F, Block A, Building B-6, Dongsheng Technology Park, Zhongguancun, No.66 Xixiaokou Road, Haidian District, Beijing

(Party A, Party B and Party C are hereinafter individually referred to as a “Party” and collectively as the “Parties”.)

WHEREAS:

1.	As the shareholders of Party C, Party B jointly holds 100% equity of Party C as of the date of this Agreement, representing RMB 116,978,080 registered capital of Party C;

2.	The Parties hereto entered into an Amended and Restated Exclusive Option Agreement (the “Original Agreement”) on March 27, 2020.

NOW THEREFORE, the Parties reach an agreement as follows through consultation:

Article 1 Equity Purchase

1.1	Grant of Option

Subject to the laws of the People’s Republic of China (“Chinese Laws”, which do not include the laws of Hong Kong, Macao and Taiwan for the purpose of this Agreement), Party B hereby irrevocably grants to Party A an exclusive option, which Party A may exercise according to the procedures determined by Party A at its sole discretion, by itself or by appointing one or more persons (“Designated Person(s)”), to purchase all or part of the equity held by Party B in Party C at the price specified in Article 1.3 hereof at any time, one time or multiple times (the “Equity Option”). Except for Party A and the Designated Person(s), no other person shall enjoy the Equity Option or other rights related to Party B’s equity. Party C hereby agrees to Party B’s grant of the Equity Option to Party A. The term “Person” as used in this Clause and this Agreement refers to any individual, company, joint venture, partnership, enterprise, trust or unincorporated organization.

1.2	Exercise Procedures

Party A’s exercise of the Equity Option shall be in compliance with Chinese Laws and regulations. When Party A exercises the Equity Option, it shall send a written notice (“Equity Purchase Notice”) to Party B, which shall specify the following matters: (a) the decision of Party A or the Designated Person(s) on the exercise of the Equity Option; (b) the amount of equity that Party A or the Designated Person(s) intend to purchase from Party B (the “Purchased Equity”); and (c) the date of purchase/transfer of the Purchased Equity. After receiving the Equity Purchase Notice, Party B shall transfer all the Purchased Equity to Party A and/or the Designated Person(s) according to such Notice and the method specified in Article 1.4 herein.

1.3	Equity Purchase Price

The total price for all equity held by Party B in Party C that Party A exercises the Equity Option to purchase shall be the lowest price allowed by Chinese Laws at that time (the “Equity Purchase Price”). When Party A exercises the Equity Option to purchase a portion of the equity held by Party B in Party C, the Equity Purchase Price shall be calculated proportionally.

1.4	Transfer of the Purchased Equity

Each time when Party A exercises the Equity Option,

1.4.1	Party B shall cause Party C to convene a shareholders’ meeting in a timely manner to adopt a resolution approving Party B’s transfer of the Purchased Equity to Party A and/or the Designated Person(s);

1.4.2	Party B shall obtain a written statement from other shareholders of Party C agreeing to Party B’s transfer of the Purchased Equity to Party A and/or the Designated Person(s) and waiving their right of first refusal;

1.4.3	Party B shall sign an equity transfer contract with Party A and/or the Designated Person(s) (as the case may be) in accordance with the provisions of this Agreement and the Equity Purchase Notice, in a form and with the content satisfactory to Party A and/or the Designated Person(s) for each transfer;

1.4.4	Party B shall, within thirty (30) days after receiving the Equity Purchase Notice, sign all other contracts, agreements or documents with relevant parties, obtain all government approvals and consents, and take all actions necessary for the transfer the good title to the Purchased Equity, free from any Security Interest, to Party A and/or the Designated Person(s), and make Party A and/or the Designated Person(s) the registered owner of the Purchased Equity. For the purposes of this Clause and this Agreement, “Security Interest” includes guarantees, mortgages, third-party rights or interests, any rights of share purchase or acquisition, rights of first refusal, rights of set-off, retention of title, or other security arrangements. For the avoidance of doubt, it does not include any security interests arising under this Agreement, the Equity Pledge Agreement of Party B, and the Powers of Attorney of Party B. For the purpose of this Agreement, “Equity Pledge Agreement of Party B” refers to the Equity Pledge Agreement entered into by Party A, Party B and Party C on the date of this Agreement, and any modification, revision or restatement thereof, and “Powers of Attorney of Party B” refers to the Powers of Attorney signed by Party B on the date of this Agreement which authorizes Party A and any modification, revision or restatement thereof.

Article 2 Undertakings

2.1	Undertakings of Party C

Party B (as shareholders of Party C) and Party C hereby undertake that:

2.1.1	Without prior written consent of Party A, Party C will not supplement, amend or modify the articles of association of Party C in any form, or increase or reduce its registered capital, or otherwise change its capital structure;

2.1.2	Party C will maintain its existence in accordance with good financial and commercial standards and practices, obtain and maintain all government permits and licenses necessary for Party C to engage in its business, and prudently and effectively operate its business and handle its affairs;

2.1.3	Without prior written consent of Party A, Party C will not sell, transfer, mortgage or otherwise dispose of the legal or beneficial interests in any of Party C’s material assets, business or income exceeding USD 50,000 or the equivalent in any currency or allow any other Security Interest to be created on them at any time after the date of this Agreement;

2.1.4	Without prior written consent of Party A, Party C will not incur, succeed, guarantee or allow to exist any debt, except for accounts payable arising in the ordinary course of business rather than through borrowing;

2.1.5	Party C will always operate in the ordinary course of business to maintain its assets value, and will not take any action or neglect to take any action that may affect its business condition and assets value;

2.1.6	Without prior written consent of Party A, Party C will not conclude any major contract, except for the contracts concluded in the ordinary course of business (for the purpose of this paragraph, a contract the total amount of which exceeds USD 50,000 or its equivalent in any currency shall be deemed as a “major contract”);

2.1.7	Without prior written consent of Party A, Party C will not provide loans or credits to any party;

2.1.8	At the request of Party A, Party C will provide Party A with all information regarding Party C’s business and financial situation;

2.1.9	At the request of Party A, Party C will purchase and hold insurance related to its assets and business from insurance companies accepted by Party A, and the amount and types of insurance shall be consistent with those of companies operating similar businesses;

2.1.10	Without prior written consent of Party A, Party C will not merge or combine with any party, or acquire or invest in any party;

2.1.11	Party C will promptly notify Party A of any litigation, arbitration or administrative proceedings that will or may occur in connection with its assets, business or income;

2.1.12	Party C will execute all documents, take all actions, file all charges and defend all claims as necessary or appropriate to maintain its ownership of all its assets;

2.1.13	Without prior written consent of Party A, Party C will not distribute any dividend to any shareholder in any form. However, upon Party A’s request, Party C shall immediately distribute all distributable profits to its shareholders;

2.1.14	At the request of Party A, Party C will appoint any person designated by Party A as a director and senior officer of Party C;

2.1.15	Without prior written consent of Party A, Party C will not engage in any business that competes with Party A or any of its affiliates;

2.1.16	Without prior written consent of Party A, Party C will not dissolve or liquidate itself, unless it is so required by Chinese Laws;

2.1.17	Once Chinese Laws allows foreign investors to control and/or solely invest in the primary business of Party C in China, and competent Chinese regulatory authorities begin to approve the transaction, Party B will immediately transfer the equity held by it in Party C to Party A or the Designated Person(s) after Party A exercises the Equity Option, and Party C shall cooperate in handling the procedures for equity transfer.

2.1.18	In terms of the undertakings of Party C under this Article 2.1, Party B and Party C shall cause Party C’s subsidiaries to fulfill such undertakings where applicable in the same manner as if such subsidiaries were Party C under this Article 2.1.

2.2	Undertakings of Party B

Party B hereby undertakes that:

2.2.1	Without prior written consent of Party A, Party B will not sell, transfer, mortgage or otherwise dispose of the legal or beneficial interests in the equity held by Party B in Party C, or allow any other Security Interests to be created on such equity, except for the interests created in accordance with the Equity Pledge Agreement of Party B and the Powers of Attorney of Party B;

2.2.2	Party B will cause the shareholders’ meeting and/or directors (or executive directors) of Party C not to approve the sale, transfer, mortgage or other disposal of any legal or beneficial interest in the equity held by Party B in Party C or allow the creation of any other Security Interest on such equity without prior written consent of Party A, except for the interests created in accordance with the Equity Pledge Agreement of Party B and the Powers of Attorney of Party B;

2.2.3	Without prior written consent of Party A, Party B will cause that Party C’s shareholders’ meeting and/or directors (or executive directors) not to approve the merger or combination of Party C with any party, or Party C’s acquisition of or investment in any party;

2.2.4	Party B will promptly notify Party A of any litigation, arbitration or administrative proceedings that will or may occur or may arise in connection with the equity held by it;

2.2.5	Party B will cause the shareholders’ meeting or directors (or executive directors) of Party C to vote in favor of the transfer of the Purchased Equity as stipulated herein and take any other action required by Party A;

2.2.6	Party B will execute all documents, take all actions, file all charges, and defend all claims as necessary or appropriate to maintain its ownership of Party C’s equity;

2.2.7	At the request of Party A, Party B will appoint any person designated by Party A as the director and senior officer of Party C;

2.2.8	Party B hereby waives its right of first refusal (if any) that it may enjoy when any other shareholder of Party C transfers its equity to Party A, and agrees on such other shareholder’s execution of an exclusive option agreement, equity pledge agreement and the powers of attorney similar to this Agreement, the Equity Pledge Agreement of Party B, and the Powers of Attorney of Party B with Party A and Party C, and warrants that it will not take any actions that conflict with any such documents executed by such other shareholder (if any);

2.2.9	If Party B obtains any profits, dividends or liquidation proceeds from Party C, Party B will promptly gift them to Party A or any person designated by Party A to the extent permitted by Chinese Laws; and

2.2.10	Party B will strictly abide by the provisions of this Agreement and other agreements executed by Party B and/or Party C (as a party) and Party A (as the other party), effectively fulfill the obligations under such agreements, and do not take any action or neglect to take any action that may affect the validity and enforceability of such agreements. If Party B retains any rights over the equity under this Agreement, the Equity Pledge Agreement of Party B or the Powers of Attorney of Party B, Party B will not exercise such rights unless it is otherwise instructed by Party A in writing.

Article 3 Representations and Warranties

Party B and Party C hereby jointly and severally represent and warrant to Party A on the date of this Agreement and on each transfer date that:

3.1	It has the power, ability, and authority to execute and deliver this Agreement and any Equity Transfer Contract to which it is a party for each transfer of the Purchased Equity hereunder (each a “Transfer Contract”), and to fulfill its obligations under this Agreement and any Transfer Contract. When Party A exercises the Equity Option, it will sign a Transfer Contract consistent with the terms of this Agreement. This Agreement and each Transfer Contract to which it is a party, once signed, constitute or will constitute a legal, valid and binding obligation and shall be enforceable against it in accordance with their terms.

3.2	It has already obtained such consents and approvals from third parties and government authorities as necessary to execute, deliver and perform this Agreement;

3.3	Neither its execution and delivery of this Agreement or any Transfer Contract nor its performance of its obligations under this Agreement or any Transfer Contract will: (i) result in a violation of any relevant Chinese Laws; (ii) conflict with the articles of association or other organizational documents of Party C; (iii) result in a breach of any contract or document to which it is a party or by which it is bound, or constitute a breach under any contract or document to which it is a party or by which it is bound; (iv) result in a violation of any conditions regarding the grant and/or continued validity of any license or approval issued to any Party; or (v) cause any license or approval issued to any Party to be suspended or revoked or subject to additional conditions;

3.4	Party B has good and marketable ownership of the equity held by it in Party C. Except for the Equity Pledge Agreement of Party B and the Powers of Attorney of Party B, Party B has no Security Interest in such equity;

3.5	Party C has good and marketable ownership of all its assets, and has no Security Interest in such assets;

3.6	Party C has no outstanding debts, except for (i) such debts incurred in the ordinary course of business, and (ii) such debts disclosed to Party A and agreed in writing by Party A;

3.7	Party C shall comply with all laws and regulations governing the acquisition of assets; and

3.8	There is no pending or threatened litigation, arbitration or administrative proceedings related to the equity, Party C’s assets or Party C.

Article 4 Term

This Agreement shall take effect as of the date of signing by all Parties, and shall terminate upon the transfer of all equity held by Party B in Party C to Party A and/or other Designated Person(s) in accordance with the provisions of this Agreement and law. From the effective date of this Agreement, the Original Agreement shall immediately become null and no longer have any effect.

Article 5 Governing Law and Dispute Resolution

5.1	Governing law

The execution, validity, interpretation, performance, amendment and termination of this Agreement and the disputes resolution hereunder shall be governed by Chinese Laws.

5.2	Dispute resolution methods

Any and all disputes arising out of or in connection with this Agreement shall be submitted by any Party to Beijing Arbitration Commission for arbitration in Beijing in accordance with its arbitration procedures and rules in force at that time. The arbitral tribunal shall be composed of three arbitrators, who shall be appointed in accordance with the arbitration rules. The claimant and the respondent shall each have the right to appoint one arbitrator, and the third arbitrator shall be appointed by the first two arbitrators through consultation or by the Beijing Arbitration Commission. The arbitration shall be conducted in Chinese and confidentially. The arbitral award shall be final and binding upon the Parties. Where appropriate, the arbitral tribunal or the arbitrators may, in accordance with the disputes resolution provisions and/or applicable Chinese Laws, make remedial rulings on the equity or assets of the Parties, including restricting the conduct of business, restricting or prohibiting the transfer or sale of equity or assets or winding up of the Parties. In addition, during the composition of the arbitral tribunal, the Parties shall have the right to apply for interim relief measures to any tribunal with any jurisdiction (including those in the Chinese mainland, Hong Kong and the Cayman Islands). During the arbitration period, except for the part in dispute and subject to arbitration, the Parties shall continue enjoying their other rights and perform their corresponding obligations hereunder.

Article 6 Taxes and Expenses

Each Party shall bear any and all taxes, expenses, and fees related to transfer and registration incurred or levied on it in connection with the preparation and signing of this Agreement and each Transfer Contract, as well as the completion of the transactions contemplated by this Agreement and each Transfer Contract, in accordance with Chinese Laws.

Article 7 Notice

7.1	Any and all notices and other communications required or given hereunder shall be sent to the notified Party by hand, registered mail with postage prepaid, or commercial express service or fax. Each notice may also be sent by email as well. A notice shall be deemed to be validly served:

7.1.1	on the date of receipt if sent by hand (including express mail);

7.1.2	on the 15th day after the date shown on the receipt if sent by registered mail with postage prepaid; or

7.1.3	on the date shown on the fax file if sent by tax, or when the fax file is delivered after 5 p.m. or on a non-business day at the place of service, on the next business day.

7.2	For the purpose of notification, the addresses of the Parties are as follows:

Party A: Beijing YIMUTIAN Network Technology Co., Ltd.

Address: 6/F, Block A, Building B-6, Dongsheng Technology Park,

Zhongguancun, No.66 Xixiaokou Road, Haidian District, Beijing

Attention: Deng Jinhong

Fax: /

Email: ***

Party B: Deng Jinhong

Address: ***

Fax: /

Email: ***

Party B: Ji Jiefang

Address: ***

Attention: Liu Yuanyuan

Fax: ***

Email: ***

Party B: Liu Zhijia

Address: ***

Attention: Liu Zhijia

Fax: /

Email: ***

Party B: Song Bailin

Address: ***

Attention: Song Bailin

Fax: /

Email: ***

Party B: Zhou Yahui

Address: ***

Attention: Zhou Yahui

Fax: /

Email: ***

Party B: Gao Haiyan

Address: ***

Attention: Gao Haiyan

Fax: /

Email: ***

Party B: Zhou Mi

Address: ***

Fax: /

Email: ***

Party B: Liu Min

Address: ***

Attention: Liu Min

Fax: /

Email: ***

Party C: Beijing Yimutian Xinnong Network Co., Ltd.

Address: 6/F, Block A, Building B-6, Dongsheng Technology Park,

Zhongguancun, No.66 Xixiaokou Road, Haidian District, Beijing

Attention: Deng Jinhong

Fax: /

Email: ***

7.3	Any Party may, by giving notice to the other Parties in accordance with the provisions of this Clause, change its address for receiving notices.

Article 8 Confidentiality

Each Party agrees and acknowledges that this Agreement, the contents of this Agreement, and any oral or written information exchanged with each other for the purpose of preparation or performance of this Agreement shall be deemed as confidential information. Each Party shall keep such confidential information confidential, and shall not disclose it to any third party without prior written consent of the other Parties, except for (a) the information that is known or will be known to the public (not due to the unauthorized disclosure by the receiving Party); (b) the information that is required to be disclosed in accordance with applicable laws and regulations, stock trading rules, or an order of any government department or a court; or (c) the information that is disclosed by any Party to its shareholders, directors, employees, legal or financial advisers for the transaction contemplated herein, provided that the said persons shall fulfill similar confidentiality obligations as set forth in this Clause. If any shareholder, director, employee or employer of any Party discloses the confidential information, it shall be deemed as that Party’s disclosure and thus that Party shall be liable for breach of contract in accordance with this Agreement.

Article 9 Further Assurance

Each Party agrees to promptly execute such documents and take such further actions as are reasonably necessary or advantageous for the performance and purposes of this Agreement.

Article 10 Liability for Breach

10.1	If Party B or Party C materially violates any provision hereof, Party A shall have the right to terminate this Agreement and/or claim compensations against Party B or Party C. This Article 10 shall not preclude any other rights of Party A hereunder.

10.2	Unless otherwise provided by law, Party B or Party C shall have no right to terminate or rescind this Agreement under any circumstances.

Article 11 Miscellaneous

11.1	Amendment, Modification and Supplement

No amendment, modification or supplement to this Agreement shall take effect unless it is made in writing and signed by all Parties.

11.2	Entire Agreement

Except for any written amendments, supplements or modifications made after the signing of this Agreement, this Agreement shall constitute the entire agreement among the Parties regarding the subject matter hereof and shall supersede all prior oral or written negotiations, representations and agreements regarding the subject matter hereof.

11.3	Title

The title of this Agreement is for convenience only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

11.4	Severability

If any one or more of the provisions of this Agreement are ruled in any respect invalid, illegal or unenforceable in accordance with any law or regulation, the validity, legality or enforceability of the remaining provisions shall not be affected or impaired in any respect. The Parties shall, through good faith consultation, seek to replace the invalid, unlawful or unenforceable provisions with provisions which are permitted by law and which are expected by the Parties to be effective to the maximum extent possible, and whose economic effects are as similar as possible to those of invalid, unlawful or unenforceable provisions.

11.5	Successors

This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of each Party.

11.6	Survival

11.6.1	Any obligations arising out of or becoming due under this Agreement prior to the expiration or early termination of this Agreement shall remain valid after the expiration or early termination of this Agreement.

11.6.2	The provisions of Articles 5, 8, 10 and 11.6 of this Agreement shall survive the termination of this Agreement.

11.7	Waiver

Any Party may waive the terms and conditions of this Agreement, provided that such waiver must be made in writing and signed by all Parties. A Party’s waiver of any other Party’s breach of contract under a certain circumstance shall not be deemed as a waiver of similar breach of contract under any other circumstances.

11.8	Language and Counterpart

This Agreement is written in Chinese in ten copies, with Party A, each natural person of Party B, and Party C holding one copy each.

[Remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Exclusive Option Agreement on the date first above written.

Beijing YIMUTIAN Network Technology Co., Ltd. (seal)

Affix seal

Signature:	/s/ Deng Jinhong
Name:	Deng Jinhong
Title:	Legal Representative

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Exclusive Option Agreement on the date first above written.

Deng Jinhong

Signature:	/s/ Deng Jinhong

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Exclusive Option Agreement on the date first above written.

Ji Jiefang

Signature:	/s/ Ji Jiefang

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Exclusive Option Agreement on the date first above written.

Liu Zhijia

Signature:	/s/ Liu Zhijia

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Exclusive Option Agreement on the date first above written.

Song Bailin

Signature:	/s/ Song Bailin

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Exclusive Option Agreement on the date first above written.

Zhou Yahui

Signature:	/s/ Zhou Yahui

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Exclusive Option Agreement on the date first above written.

Gao Haiyan

Signature:	/s/ Gao Haiyan

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Exclusive Option Agreement on the date first above written.

Zhou Mi

Signature:	/s/ Zhou Mi

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Exclusive Option Agreement on the date first above written.

Liu Min

Signature:	/s/ Liu Min

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Exclusive Option Agreement on the date first above written.

Beijing Yimutian Xinnong Network Co., Ltd. (seal)

Affix seal

Signature:	/s/ Deng Jinhong
Name:	Deng Jinhong
Title:	Legal Representative